UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2011. The net asset value (NAV) at that date was $13.28 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $13.86.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2011
Cohen & Steers Total Return Realty Fund at Market	–3.74%
Cohen & Steers Total Return Realty Fund at NAV[a]	10.15%
FTSE NAREIT Equity REIT Index[b]	10.20%
S&P 500 Index[b]	6.02%
Blend benchmark—80% FTSE NAREIT Equity REIT Index, 20% BofA Merrill Lynch REIT Preferred Index[b]	9.39%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

For the six-month period ended June 30, 2011, U.S. real estate securities had good performance in absolute terms as well as relative to the broader equity market. REITs benefited from a steady improvement in real estate fundamentals, low and declining capital costs and an increasing number of transactions that revealed rising property values.

However, REITs, along with financial markets in general, faced frequent volatility resulting from natural disasters and economic uncertainty. Stocks came under pressure in March following the earthquake in Japan, and then again in June amid renewed fears of a Greek default and disappointing U.S. economic reports. The period ended on a positive note with news of passage of an austerity plan by Greece's parliament and encouraging U.S. manufacturing data.

Regional malls paced the rally

Nearly all property sectors had gains, led by regional mall owners (+15.8% total returnc within the index). The sector's strong showing reflected stabilizing retail sales and continued investor interest in acquiring regional malls that the Westfield Group was marketing for sale.

The apartment sector (+14.1%) outperformed amid increased demand, strong pricing power and very low new supply. Occupancies have been supported by positive demographics and fewer people having the confidence to purchase single-family homes.

Office companies (+12.5%) performed well as a group, but results varied widely. Those located in urban areas tended to benefit from improving leasing trends and rising global investment demand for office assets located in major cities. Office operators with suburban properties continued to face challenging fundamentals.

The health care sector (+6.0%) underperformed on relatively high valuations and uncertainty surrounding various Medicare budget proposals. Hotels (–2.4%) struggled amid high oil prices and concerns regarding the durability of global economic growth.

REIT Preferred securities also advanced

Preferred securities issued by REITs had a total return of +5.9% in the period as measured by the BofA Merrill Lynch REIT Preferred Index. The group was aided by the factors that lifted real estate common shares and by demand for quality income in a low-yield environment.

c  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Fund performance

The Fund outperformed its blended benchmark in the period on a NAV basis (the Fund had a decline in its market price, after a gain of 71% in 2010). Stock selection in the office, health care and regional mall sectors significantly contributed to relative performance. Within offices, we stayed focused on urban properties located in areas with above-average employment growth. Our underweight in health care property companies also aided returns. The Fund's allocation to REIT preferreds helped performance due to favorable security selection.

Stock selection in the hotel sector detracted from performance, as it did in the apartment sector, although our overweight in apartments more than offset the selection effect.

Investment Outlook

We have modified our estimates for 2011 GDP growth and employment gains very modestly downward, but we expect the economy to remain on an expansionary path. Heading into the second half of the year, we expect to see some normalization as Japan recovers from its recent disaster and as U.S. home prices begin to stabilize.

REITs had traded at a premium to net asset value through much of the six-month period, but ended June trading close to NAV, on average, partly reflecting a trend of rising NAVs due to higher property values revealed by increased transaction activity.

We favor economically sensitive sectors, including hotels, regional malls and high-growth urban offices protected from new supply. Among regional mall companies, we are focused on geographic locations with attractive income profiles that can better withstand inflation in food and gas prices. We are cautious toward health care property stocks based, in part, on their high premiums to net asset value and persistent and likely secular threats to Medicare reimbursement rates.

With bond yields reaching new lows for the year, REIT preferreds should remain an attractive alternative to other sources of income, even high-yield bonds, whose absolute yields are near all-time lows. Given solid fundamentals and REIT preferreds' income spreads over government and corporate bonds that are still above average, we continue to see potential for good performance in the months ahead.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

JUNE 30, 2011

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$11,304,181	9.0%
Vornado Realty Trust	6,267,007	5.0
Equity Residential	5,695,380	4.5
Boston Properties	5,493,037	4.4
ProLogis	4,916,065	3.9
Public Storage	3,333,310	2.6
General Growth Properties	3,038,365	2.4
UDR	2,465,630	2.0
Ventas	2,434,517	1.9
AvalonBay Communities	2,279,357	1.8

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

		Number of Shares	Value
COMMON STOCK	79.7%
BANK	0.2%
SJB Escrow Corp., Class A, 144Aa,b,c,d		11,400	$228,000
REAL ESTATE	79.5%
DIVERSIFIED	8.0%
American Assets Trust		42,230	948,064
Cousins Properties		74,700	637,938
Forest City Enterprises[d]		118,801	2,218,015
Vornado Realty Trust		67,257	6,267,007
			10,071,024
HEALTH CARE	7.4%
Cogdell Spencer		120,662	722,765
HCP		32,506	1,192,645
Health Care REIT		25,110	1,316,517
Nationwide Health Properties		40,878	1,692,758
Senior Housing Properties Trust		85,948	2,012,043
Ventas		46,187	2,434,517
			9,371,245
HOTEL	7.7%
DiamondRock Hospitality Co.		78,392	841,146
Hersha Hospitality Trust		162,319	904,117
Hospitality Properties Trust		2,874	69,694
Host Hotels & Resorts		131,707	2,232,434
Hyatt Hotels Corp., Class Ad		45,245	1,846,901
RLJ Lodging Trust		36,000	625,320
Starwood Hotels & Resorts Worldwide		27,812	1,558,584
Strategic Hotels & Resorts[d]		72,058	510,171
Sunstone Hotel Investors[d]		123,793	1,147,561
			9,735,928

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
INDUSTRIAL	4.4%
First Industrial Realty Trust[d]		54,100	$619,445
ProLogis		137,167	4,916,065
			5,535,510
OFFICE	10.5%
Boston Properties		51,743	5,493,037
Brandywine Realty Trust		102,068	1,182,968
Hudson Pacific Properties		50,038	777,090
Kilroy Realty Corp.		42,938	1,695,622
Liberty Property Trust		69,455	2,262,844
SL Green Realty Corp.		22,412	1,857,282
			13,268,843
RESIDENTIAL	16.2%
APARTMENT	15.0%
Apartment Investment & Management Co.		84,828	2,165,659
Associated Estates Realty Corp.		62,718	1,019,167
AvalonBay Communities		17,752	2,279,357
BRE Properties		12,807	638,813
Campus Crest Communities		49,900	645,706
Education Realty Trust		75,224	644,670
Equity Residential		94,923	5,695,380
Essex Property Trust		6,985	945,001
Home Properties		25,700	1,564,616
Post Properties		18,699	762,171
UDR		100,433	2,465,630
			18,826,170
MANUFACTURED HOME	1.2%
Equity Lifestyle Properties		24,906	1,555,131
TOTAL RESIDENTIAL			20,381,301

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SELF STORAGE	4.5%
Extra Space Storage		30,600	$652,698
Public Storage		29,237	3,333,310
Sovran Self Storage		16,000	656,000
U-Store-It Trust		93,496	983,578
			5,625,586
SHOPPING CENTER	19.1%
COMMUNITY CENTER	7.2%
Acadia Realty Trust		46,398	943,271
Cedar Shopping Centers		112,606	579,921
Developers Diversified Realty Corp.		131,709	1,857,097
Federal Realty Investment Trust		11,100	945,498
Kimco Realty Corp.		78,693	1,466,838
Ramco-Gershenson Properties Trust		46,922	580,894
Regency Centers Corp.		44,092	1,938,725
Saul Centers		2,100	82,677
Urstadt Biddle Properties,Class A		36,523	661,432
			9,056,353
REGIONAL MALL	11.9%
General Growth Properties		182,047	3,038,365
Pennsylvania REIT		44,149	693,139
Simon Property Group		97,257	11,304,181
			15,035,685
TOTAL SHOPPING CENTER			24,092,038
SPECIALTY	1.7%
Digital Realty Trust		16,146	997,500
DuPont Fabros Technology		46,422	1,169,834
			2,167,334
TOTAL REAL ESTATE			100,248,809
TOTAL COMMON STOCK (Identified cost—$73,682,612)			100,476,809

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	15.6%
BANK—FOREIGN	0.2%
National Westminster Bank PLC, 7.76%, Series C		13,358	$315,516
INSURANCE—MULTI-LINE—FOREIGN	0.3%
ING Groep N.V., 7.375%		15,000	370,500
REAL ESTATE	15.1%
DIVERSIFIED	3.4%
Capital Lease Funding, 8.125%, Series A		20,000	500,000
Cousins Properties, 7.75%, Series A		26,725	667,323
DuPont Fabros Technology, 7.875%, Series A		20,000	506,000
DuPont Fabros Technology, 7.625%, Series B		10,000	248,900
Forest City Enterprises, 7.375%, Class A		38,000	904,780
Lexington Realty Trust, 6.50%, Series C ($50 par value)		24,900	1,119,878
Lexington Realty Trust, 7.55%, Series D		16,500	406,230
			4,353,111
HEALTH CARE	0.4%
Health Care REIT, 7.625%, Series F		14,100	361,947
Health Care REIT, 6.50%, Series I ($50 Par Value)(Convertible)		2,640	136,356
			498,303
HOTEL	2.8%
Ashford Hospitality Trust, 9.00%, Series E		30,000	756,300
Hersha Hospitality Trust, 8.00%, Series B		25,000	617,750
Hospitality Properties Trust, 7.00%, Series C		16,000	395,200
LaSalle Hotel Properties, 7.25%, Series G		8,900	219,919
Pebblebrook Hotel Trust, 7.875%, Series A		35,000	879,900
Sunstone Hotel Investors, 8.00%, Series A		8,225	201,019
Sunstone Hotel Investors, 8.00%, Series D		20,000	479,200
			3,549,288
INDUSTRIAL	0.5%
ProLogis, 6.75%, Series R		25,000	601,000
OFFICE	0.2%
Parkway Properties, 8.00%, Series D		10,000	250,500

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	0.6%
PS Business Parks, 6.70%, Series P		30,538	$756,121
RESIDENTIAL	2.6%
APARTMENT	2.0%
Alexandria Real Estate Equities, 7.00%, Series D		25,000	653,750
Apartment Investment & Management Co., 7.75%, Series U		75,000	1,888,500
			2,542,250
MANUFACTURED HOME	0.6%
Equity Lifestyle Properties, 8.034%, Series A		28,000	709,240
TOTAL RESIDENTIAL			3,251,490
SHOPPING CENTER	4.1%
COMMUNITY CENTER	2.8%
Cedar Shopping Centers, 8.875%, Series A		25,000	628,500
Developers Diversified Realty Corp., 7.375%, Series H		19,900	499,888
Kite Realty Group Trust, 8.25%, Series A		10,000	250,600
Ramco-Gershenson Properties Trust, 7.25%, Series D ($50 Par Value)(Convertible)		15,000	752,700
Regency Centers Corp., 7.25%, Series D		19,020	477,402
Saul Centers, 8.00%, Series A		18,700	479,468
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[b]		4,000	436,000
			3,524,558
REGIONAL MALL	1.3%
CBL & Associates Properties, 7.75%, Series C		16,000	401,120
CBL & Associates Properties, 7.375%, Series D		49,998	1,237,950
			1,639,070
TOTAL SHOPPING CENTER			5,163,628
SPECIALTY	0.5%
Entertainment Properties Trust, 9.00%, Series E		20,000	583,000
TOTAL REAL ESTATE			19,006,441
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$17,537,265)			19,692,457

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	0.9%
BANK	0.5%
Farm Credit Bank of Texas, 10.00%, due 12/15/20 ($1,000 Par Value), Series I		500	$571,563
INSURANCE—PROPERTY CASUALTY	0.4%
Liberty Mutual Group, 10.75%, due 6/15/58, 144Aa		390,000	521,625
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$883,147)			1,093,188
		Principal Amount
CORPORATE BONDS	1.4%
REAL ESTATE
OFFICE	0.4%
BR Properties SA, 9.00%, due 10/29/49, 144A (Brazil)[a,b]		$500,000	525,000
SHOPPING CENTER	1.0%
BR Malls International Finance Ltd., 8.50%, due 1/29/49, 144A (Brazil)[a]		500,000	531,900
General Shopping Finance Ltd., 10.00%, due 11/29/49, 144A (Cayman Islands)[a]		620,000	654,100
			1,186,000
TOTAL CORPORATE BONDS (Identified cost—$1,620,000)			1,711,000
		Number of Shares
SHORT-TERM INVESTMENTS	2.0%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		300,000	300,000
Federated Government Obligations Fund, 0.01%[e]		2,250,017	2,250,017
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,550,017)			2,550,017

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Value
TOTAL INVESTMENTS (Identified cost—$96,273,041)	99.6%	$125,523,471
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4	506,108
NET ASSETS (Equivalent to $13.28 per share based on 9,490,954 shares of common stock outstanding)	100.0%	$126,029,579

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.0% of net assets of the Fund, of which 0.6% are illiquid.

b  Illiquid security. Aggregate holdings equal 0.9% of net assets of the Fund.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.2% of the net assets of the Fund.

d  Non-income producing security.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$96,273,041)	$125,523,471
Cash	93,438
Receivable for:
Investment securities sold	622,696
Dividends and interest	458,795
Other assets	14,782
Total Assets	126,713,182
LIABILITIES:
Payable for:
Investment securities purchased	528,746
Investment advisory fees	72,153
Directors' fees	238
Other liabilities	82,466
Total Liabilities	683,603
NET ASSETS	$126,029,579
NET ASSETS consist of:
Paid-in capital	$91,576,010
Dividends in excess of net investment income	(3,031,137)
Accumulated undistributed net realized gain	8,234,276
Net unrealized appreciation	29,250,430
$126,029,579
NET ASSET VALUE PER COMMON SHARE:
($126,029,579 ÷ 9,490,954 shares outstanding)	$13.28
MARKET PRICE PER SHARE	$13.86
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE	4.37%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividend income	$1,295,810
Interest income	104,188
Total Income	1,399,998
Expenses:
Investment advisory fees	428,828
Professional fees	37,369
Custodian fees and expenses	22,311
Shareholder reporting expenses	15,286
Administration fees	14,810
Transfer agent fees and expenses	11,437
Directors' fees and expenses	4,977
Miscellaneous	16,565
Total Expenses	551,583
Net Investment Income	848,415
Net Realized and Unrealized Gain:
Net realized gain	9,066,328
Net change in unrealized appreciation	1,828,773
Net realized and unrealized gain	10,895,101
Net Increase in Net Assets Resulting from Operations	$11,743,516

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$848,415	$2,285,155
Net realized gain	9,066,328	12,746,823
Net change in unrealized appreciation	1,828,773	11,632,343
Net increase in net assets resulting from operations	11,743,516	26,664,321
Dividends and Distributions to Shareholders from:
Net investment income	(4,161,578)	(2,486,845)
Net realized gain	—	(11,011,975)
Total dividends and distributions to shareholders	(4,161,578)	(13,498,820)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	580,333	1,032,376
Total increase in net assets	8,162,271	14,197,877
Net Assets:
Beginning of period	117,867,308	103,669,431
End of period[a]	$126,029,579	$117,867,308

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $3,031,137 and $282,026, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.48	$11.06	$8.45	$13.93	$19.74	$18.01
Income from investment operations:
Net investment income	0.09	0.29	0.36	0.44	0.52 [a]	0.52
Net realized and unrealized gain (loss)	1.15	2.56	2.78	(4.58)	(3.64)	4.16
Total income (loss) from investment operations	1.24	2.85	3.14	(4.14)	(3.12)	4.68
Less dividends and distributions to shareholders from:
Net investment income	(0.44)	(0.27)	(0.37)	(0.41)	(0.52)	(0.53)
Net realized gain	—	(1.17)	—	(0.18)	(1.52)	(2.02)
Tax return of capital	—	—	(0.16)	(0.76)	(0.65)	(0.40)
Total dividends and distributions to shareholders	(0.44)	(1.44)	(0.53)	(1.35)	(2.69)	(2.95)
Anti-dilutive effect from the issuance of shares	0.00 [b]	0.01	0.00 [b]	0.01	—	—
Net increase (decrease) in net asset value	0.80	1.42	2.61	(5.48)	(5.81)	1.73
Net asset value, end of period	$13.28	$12.48	$11.06	$8.45	$13.93	$19.74
Market value, end of period	$13.86	$14.88	$9.68	$7.35	$13.19	$20.32
Total net asset value return[c]	10.15%[d,e]	25.41%[e]	40.21%	–32.15%	–15.92%	26.68%
Total market value return[c]	–3.74%[d]	71.12%	41.08%	–37.72%	–22.60%	26.74%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$126.0	$117.9	$103.7	$79.1	$128.8	$182.6
Ratio of expenses to average daily net assets	0.90%[f]	0.96%	1.13%	1.00%	0.92%	0.88%
Ratio of net investment income to average daily net assets	1.38%[f]	1.99%	3.79%	3.62%	2.48%	2.70%
Portfolio turnover rate	40%[d]	101%	101%	33%	29%	18%

a  5.6% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2010.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is maximum total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the advisor), pursuant to delegation by the Board of Directors to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the advisor to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock-Bank	$228,000	$—	$—	$228,000
Common Stock-Other Industries	100,248,809	100,248,809	—	—
Preferred Securities—$25 Par Value	19,692,457	19,692,457	—	—
Preferred Securities—Capital Securities	1,093,188	—	1,093,188	—
Corporate Bonds—Real Estate—Office	525,000	—	—	525,000
Corporate Bonds—Real Estate— Shopping Center	1,186,000	—	531,900	654,100
Money Market Funds	2,550,017	—	2,550,017	—
Total Investments	$125,523,471	$119,941,266	$4,175,105	$1,407,100

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— Bank	Corporate Bonds— Real Estate— Office	Corporate Bonds— Real Estate— Shopping Center
Balance as of December 31, 2010	$725,500	$228,000	$497,500	$—
Transfers into Level 3	654,100	—	—	654,100
Change in unrealized appreciation	27,500	—	27,500	—
Balance as of June 30, 2011	$1,407,100	$228,000	$525,000	$654,100

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 common stock and corporate bonds have been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors. Transfers are recognized at the end of the period.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write put or call options on an index and put and covered call options on a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the call premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment advisory agreement, the Fund pays the advisor an investment advisory fee, accrued daily and paid monthly, at an annual rate of 0.70% of the Fund's average daily net assets.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any directors and officers affiliated with the investment advisor, except for the Chief Compliance Officer, who received $994 from the Fund for the six months ended June 30, 2011.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2011, totaled $48,911,243 and $51,156,828 respectively.

Note 4. Income Tax Information

As of June 30, 2011, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$96,273,041
Gross unrealized appreciation	$29,542,011
Gross unrealized depreciation	(291,581)
Net unrealized appreciation	$29,250,430

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2011, and the year ended December 31, 2010, the Fund issued 43,764 and 73,011 shares of common stock, respectively, for the reinvestment of dividends.

On December 14, 2010, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2011 through the fiscal year ended December 31, 2011. During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund did not effect any repurchases.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. Subsequent Events

Events and transactions occurring after June 30, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2011. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	8,375,414.719	182,912.024
Richard E. Kroon	8,427,325.547	131,001.196
Willard H. Smith Jr.	8,366,584.193	191,742.550

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2011) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (09/27/93)	One Year	Five Years	Ten Years	Since Inception (09/27/93)
30.29%	4.96%	10.06%	10.28%	52.33%	7.89%	10.27%	10.10%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

DIVIDEND REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to Investment Policy

The Board of Directors approved revisions to the ratings criteria for determining whether a security is deemed investment grade or below investment grade. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody's or S&P) or, if unrated, is judged to be investment grade by the advisor.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 14, 2011 and at a meeting held in person on June 21-22, 2011, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2012 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a blended benchmark. The Board of Directors further considered that the Fund is the only unleveraged, closed-end U.S. real estate fund, making quantitative comparisons among the Peer Funds difficult and that in light of this the independent data provider compared the Fund to non-leveraged closed-end funds investing significantly in non-U.S. real estate securities. The Board of Directors noted that the Fund outperformed the Peer Funds' median for the one- and three-year periods ended March 31, 2011 (the Fund was the only fund in its peer group with a five- and ten-year performance record). The Board of Directors also noted that the Fund outperformed both the benchmark and the blended benchmark for the three- and five-year periods ended March 31, 2011, and underperformed the benchmark but outperformed the blended benchmark for the one-year period. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other real estate funds. Due to the limited number of Peer Funds, the Board of Directors further considered the Fund's performance across all periods versus a group of open-end funds compiled by the Investment Advisor, and noted that the Fund outperformed the group's median for the three-, five- and ten-year periods and underperformed for the one-year period. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees payable by the Fund, as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees and the Fund's net expense ratio compared to the medians of the Peer Funds, noting that the Fund was lower than the Peer Fund medians across all categories. The Board of Directors further considered the Fund's actual and contractual management fees and net expense ratio versus a group of four open-end funds

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

compiled by the Investment Advisor, noting that the Fund was lower than the group's median across all categories. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreement to the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided or proposed to be provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RFI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2011

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: August 31, 2011